PROVISION FOR INCOME TAXES (Air Touch Member)	6 Months Ended
Jun. 30, 2011
Air Touch Member
PROVISION FOR INCOME TAXES	16. PROVISION FOR INCOME TAXES

The items accounting for the difference between income taxes computed at the federal statutory rate and the benefit for income taxes were as follows:

	June 30, 2011	June 30, 2010
Provision computed at federal statutory rate	34.00%	34.00%
State tax, net of federal tax benefit	3.36%	9.00%
FMV adjustment on warrants	(10.20%)	0.00%
Other adjustments	(4.26%)	0.00%
Valuation allowance	(22.90%)	(43.00%)
Effective income tax rate	0.00%	0.00%

As of June 30, 2011, the Company has estimated federal and state net operating loss carryforwards of approximately $8,900,000 and $8,846,000, respectively which can be used to offset future federal and state income tax. These net operating loss carryforwards expire in various years through 2031.

Deferred tax assets resulting from the net operating losses are reduced by a valuation allowance, when, in the opinion of management, utilization is not reasonably assured.  The following summarizes the deferred tax assets as of June 30, 2011 and December 31, 2010:

	June 30, 2011	December 31, 2010
Net operating losses	$3,542,220	$2,577,829
Accrued expenses	35,136	36,719
Stock options & warrants	55,140	22,073
Other	(434)	6,639
Less: valuation allowance	(3,632,930)	(2,643,260)
Net deferred tax asset	$-	$-

The Company’s valuation allowance increased by $989,670 for the six months ended June 30, 2011. Due to a potential change in ownership under IRC 382, the amount of net operating loss that the Company may utilize in a future year may be limited under IRC Section 382.

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by a valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not.

The Company considers many factors when assessing the likelihood of future realization of our deferred tax assets, including recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carry-forward periods available to us for tax reporting purposes, and other relevant factors.

At June 30, 2011, based on the weight of available evidence, including cumulative losses in recent years and expectations of future taxable income, the Company determined that it was more likely than not that its deferred tax assets would not be realized.  Accordingly, the Company has recorded a valuation allowance equivalent to 100% of its cumulative deferred tax assets.

As a result of the implementation of certain provisions of ASC 740 the Company performed an analysis of its previous tax filings and determined that there were no positions taken that it considered material uncertain.  Therefore, there was no provision for uncertain tax positions for the quarters ended June 30, 2011 and 2010.  Future changes in uncertain tax positions are not expected to have an impact on the effective tax rate due to the existence of the valuation allowance.

The Company will continue to classify income tax penalties and interest, if any, as part of interest and other expenses in its statements of operations. The Company has incurred no interest or penalties as of June 30, 2011 and 2010.

The following table summarizes the open tax years for each major jurisdiction:

Jurisdiction	Open Tax Years

Federal	2008-2010

State	2008-2010